SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               -----------------
                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 6, 1998


                          FOX FAMILY WORLDWIDE, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      333-12995            95-4596247
(State or Other Jurisdiction           (Commission          (IRS Employer
      of Incorporation)                File Number)       Identification No.)


                           10960 Wilshire Boulevard
                        Los Angeles, California  90024
                   (Address of Principal Executive Offices)

                                (310) 235-5100
                        (Registrant's Telephone Number)

                           Fox Kids Worldwide, Inc.
                          (Former Name of Registrant)


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ITEM 5.   OTHER EVENTS
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     Reference is made to the press release of Registrant, issued on May 6,
1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 8, 1998                     FOX FAMILY WORLDWIDE, INC.



                                By:    /S/ MEL WOODS

                                -------------------------------------------
                                Mel Woods
                                President, Chief Financial Officer and
                                Chief Operating Officer

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                                 EXHIBIT INDEX

EXHIBITS
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99.1        Press Release dated May 6, 1998

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